SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549


                              FORM 8-K

                           CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Act of 1934


Date of Report (Date of earliest event reported):  December 15, 1998


                          PERCEPTRON, INC.
       (Exact name of registrant as specified in its charter)


    Michigan                      0-20206                    38-2381442
(State or Other           (Commission File Number)         (IRS Employer
 Jurisdiction                                            Identification No.)
 of Incorporation)

    47827 Halyard Drive, Plymouth, MI                               48170
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (734) 414-4810



    (Former name or former address, if changed since last report)

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Item 5.  Other Events

       On December 15, 1998, Perceptron announced that it won a judgment in federal court against Sensor Adaptive Machines, Inc. Attached hereto and incorporated by reference is the press release relating to such announcement.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

No.    Description

99.1   Press Release dated December 15, 1998


                             SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PERCEPTRON, INC.



Date:  December 16, 1998           By: /S/  Alfred A. Pease
                                       Alfred A. Pease
                                       President and Chief Executive Officer